Note 22 - Disclosures About Fair Value of Financial Instruments - Changes in Fair Value Due to Observable Factors (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Fair value, other assets	$ 0	$ 0
Total realized gains included in income	34	0
Change in unrealized gains/losses included in other comprehensive income for assets and liabilities still held, other assets	0	0
Purchases, issuances and settlements, net, other assets	2,000	0
Transfers out of Level 3, other assets	0	0
Fair value, other assets	$ 2,034	$ 0